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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 25, 2004

                            MAGNA ENTERTAINMENT CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


      000-30578                                         98-0208374
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(Commission File Number)                   (I.R.S. Employer Identification No.)


    337 Magna Drive, Aurora, Ontario, Canada               L4G 7K1
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   (Address of Principal Executive Offices)               (Zip Code)


                                 (905) 726-2462
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if changed since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01      OTHER EVENTS

On August 25, 2004, the Registrant issued a press release in which it announced the sale by MI Racing Inc., a wholly-owned subsidiary of the Registrant, of the property and associated racetrack license of Great Lakes Downs, located near Muskegon, Michigan, to Richmond Racing Co., LLC. The transfer of the racetrack license was approved by the Michigan Racing Commissioner, Robert Geake, on August 9, 2004.

MI Racing Inc. has also entered into a lease agreement with Richmond Racing
Co., LLC which gives MI Racing Inc. the conditional right to continue operating Great Lakes Downs and conducting thoroughbred race meetings at the track.


The full text of the press release issued by the Registrant is attached as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS


(c)               Exhibits

Exhibit 99.1      Copy of Registrant's press release dated August 25, 2004.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MAGNA ENTERTAINMENT CORP.
                                                 (Registrant)







Date: August 26, 2004                     by:    /s/ Gary M. Cohn
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                                              Gary M. Cohn, Secretary